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                                                                   EXHIBIT 10.55

                               FIFTEENTH AMENDMENT
                          DATED AS OF DECEMBER 20, 2005
                                       to
                           RECEIVABLES SALE AGREEMENT
                           DATED AS OF OCTOBER 1, 1999

      THIS FIFTEENTH AMENDMENT (the "Amendment"), dated as of December 20, 2005, is entered into among Ametek Receivables Corp (the "Seller"), Ametek, Inc. (the "Initial Collection Agent"), Amsterdam Funding Corporation, a Delaware corporation ("Amsterdam"), ABN AMRO Bank N.V., as Amsterdam's program letter of credit provider (the "Enhancer"), the Liquidity Provider listed on the signature page hereof (the "Liquidity Provider") and ABN AMRO Bank NV, as agent for Amsterdam, the Enhancer and the Liquidity Provider (the "Agent")

                                   WITNESSETH:

      WHEREAS, the Seller, Initial Collection Agent, Amsterdam, Enhancer, Liquidity Provider and Agent have heretofore executed and delivered a Receivables Sale Agreement, dated as of October 1, 1999 (as amended, supplemented or otherwise modified through the date hereof, the "Sale Agreement"),

      WHEREAS, the parties hereto desire to amend the Sale Agreement as provided herein;

      Now, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree that the Sale Agreement shall be and is hereby amended as follows:

      Section 1. Upon execution by the parties hereto in the space provided for that purpose below, the Sale Agreement shall be, and it hereby is, amended as follows:
            (a) The defined term "Ametek Credit Agreement" appearing in Schedule I to the Sale Agreement is hereby amended in its entirety and as so amended shall read as follows:

                  "Ametek Credit Agreement" means the Credit
            Agreement, dated as of September 17, 2001 and amended and restated as of June 17, 2005, among the Initial Collection Agent, as Borrower, Various Lending Institutions party thereto, Bank of America, N.A , PNC Bank National Association, SunTrust Bank and Wachovia Bank, N A , as Syndication Agents, and JPMorgan Chase Bank, N A , as Administrative Agent, and J P Morgan Securities Inc , as Lead Arranger and Bookrunner as such agreement is amended, restated or otherwise modified from time to time.

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            (b) The defined term "Concentration Limit" appearing in Schedule I to the Sale Agreement is hereby amended in its entirety and as so amended shall read as follows:

                  "Concentration Limit" means (i) with respect to
            Obligors with senior unsecured long-term indebtedness rated A- (or higher) by S&P and A3 (or higher) by Moody's, an amount not to exceed 10.0% of the Eligible Receivables Balance, (ii) with respect to Obligors with senior unsecured long-term indebtedness rated BBB-(or higher) by S&P and Baa3 (or higher) by Moody's that are not described in clause (i) above, an amount not to exceed 5.0% of the Eligible Receivables Balance, (iii) with respect to Obligors not described in clause (i) or (ii) above, 3.33% of the Eligible Receivables Balance, (iv) with respect to all Governmental Receivables in the aggregate, an amount not to exceed 5.0% of the Eligible Receivables Balance,
            (v) with respect to Foreign Receivables in the aggregate, an amount not to exceed the Applicable Foreign Receivables Percentage of the Eligible Receivables Balance, (vi) with respect to ail Foreign Receivables the Obligors of which are domiciled in the United Kingdom, an amount not to exceed 10.0% of the Eligible Receivables Balance, (vii) with respect to all Foreign Receivables the Obligors of which are domiciled in Canada, an amount not to exceed 10.0% of the Eligible Receivables Balance, and (viii) with respect to all Foreign Receivables located in an OECD Country with a long-term foreign currency rating of not less than A by S&P and A2 by Moody's that is not the United Kingdom or Canada, an amount not to exceed 5.0% of the Eligible Receivables Balance. As used in this definition, Applicable Foreign Receivables Percentage shall mean 20.0%, if the senior unsecured indebtedness of the Initial Collection Agent is rated at least "Baa3" by Moody's and "BBB-" by S&P, provided, however, if the senior unsecured indebtedness of the Initial Collection Agent falls below "Baa3" by Moody's or "BBB-" by S&P the Applicable Foreign Receivables Percentage shall mean 10.0%.

            (c) Clause (i) of the defined term "Eligible Receivable" appearing in Schedule I to the Receivables Sale Agreement is hereby amended in its entirety and as so amended shall read as follows:

                  (i) the Obligor of which (a) except with respect to
            Foreign Receivables, is a resident of, or organized under the laws of, or with its chief executive office in, the USA; (b) is not an Affiliate of any of the parties hereto or any Originator; (c) except with respect to Governmental Receivables, is not a Governmental Authority; (d) is not then suffering a Bankruptcy Event; and (e) is a

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            customer of an Originator in good standing and not the
            Obligor of (1) Defaulted Receivables which constitute more than 25% of such Obligor's Receivables or (2) any Receivable that became a Charge-Off;

            (d) The date "December 20, 2005" appearing in clause (d) of the defined term "Liquidity Termination Date" appearing in Schedule I of the Sale Agreement is deleted and replaced with the date "December 19, 2006."

            (e) The date "December 20, 2005" appearing in clause (c)(ii) of the defined term "Termination Date" appearing in Schedule I of the Sale Agreement is deleted and replaced with the date "December 19, 2006."

            (f) Clause (j) of the defined term "Termination Event" appearing in
      Schedule I to the Receivables Sale Agreement is hereby amended in its entirety and as so amended shall read as follows:

                  (j) intentionally omitted

            (g) Clause (k) of the defined term "Termination Event" appearing in
      Schedule I to the Receivables Sale Agreement is hereby amended in its entirety and as so amended shall read as follows:

                  (k) the "Consolidated EBITDA to Consolidated Interest Expense"
            under and as defined in the Ametek Credit Agreement is less than 3.0:1,0; or

            (h) The new defined term "Governmental Receivable" is hereby added to Schedule I of the Sale Agreement in correct alphabetical order as follows:

                  "Governmental Receivable" means any Receivable (i)
            the Obligor of which is a Governmental Authority domiciled in the United States and (ii) which otherwise satisfies the requirements of an "Eligible Receivable."

      Section 2. To induce the Agent and the Purchasers to enter into this Amendment, the Seller and Initial Collection Agent represent and warrant to the Agent and the Purchasers that: (a) the representations and warranties contained in the Transaction Documents, are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); (b) no Potential Termination Event exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by each of the Seller and the Initial Collection Agent, and the Sale Agreement, as amended by this Amendment, and each of the other Transaction Documents are the legal, valid and binding obligations of the Seller and the Initial Collection Agent, enforceable against the

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Seller and the Initial Collection Agent in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity; and (d) no consent, approval, authorization, order, registration or qualification with any governmental authority is required for, and in the absence of which would adversely effect, the legal and valid execution and delivery or performance by the Seller or the Initial Collection Agent of this Amendment or the performance by the Seller or the Initial Collection Agent of the Sale Agreement, as amended by this Amendment, or any other Transaction Document to which they are a party.

      Section 3. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

      Section 4. Within 180 days of this Amendment, the Seller shall deliver the following to the Agent (i) an audit report from Ernst & Young in a form satisfactory to the Agent in its sole discretion, and (ii) evidence satisfactory to the Agent that all Lock-Box Letters have been duly executed and delivered. The Seller and the Collection Agent hereby acknowledge that the failure to deliver the items referenced in clauses (i) and (ii) within such period shall constitute a Termination Event.

      Section 5. Except as specifically provided above, the Sale Agreement and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of any Agent or any Purchaser under the Sale Agreement or any of the other Transaction Documents, nor constitute a waiver or modification of any provision of any of the other Transaction Documents. All defined terms used herein and not defined herein shall have the same meaning herein as in the Sale Agreement. The Seller agrees to pay on demand all costs and expenses (including reasonable fees and expenses of counsel) of or incurred by the Agent and each Purchaser Agent in connection with the negotiation, preparation, execution and delivery of this Amendment.

      Section 6. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York

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      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                                        ABN AMRO BANK N.V., as the Agent, as the
                                          Liquidity Provider and as the Enhancer

                                        By: Kristina Neville
                                            ------------------------------------
                                          Title: VP

                                        By: /s/ Brandy Han
                                            ------------------------------------
                                                 Brandy Han
                                          Title: Vice President

                                        AMSTERDAM FUNDING CORPORATION

                                        By: Bernard J. Angelo
                                            ------------------------------------
                                          Title: Vice President

                                        AMETEK RECEIVABLES CORP

                                        By: Deirdre D. Saunders
                                            ------------------------------------
                                          Title: Treasurer

                                        AMETEK. INC.

                                        By: Deirdre D. Saunders
                                            ------------------------------------
                                          Title: VP & Treasurer

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